SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 1999


                                MONSANTO COMPANY

               (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-2516                 43-0420020
       --------                     ------                 ----------
 (State of Incorporation)         (Commission            (IRS Employer
                                  File Number)          Identification No.)


 800 North Lindbergh Boulevard
      St. Louis, Missouri                                     63167
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (314) 694-1000



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            Monsanto Company ("Monsanto") hereby files Amendment No.1 to its
Current Report on Form 8-K filed on January 25, 2000, solely to refile Exhibit 99.1, as amended, in its entirety.

ITEM 5.     OTHER EVENTS

            Pro forma financial information relating to the proposed merger between Monsanto, a Delaware corporation, and Pharmacia & Upjohn, Inc. ("PNU"), a Delaware corporation, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

            Monsanto and PNU have filed a preliminary joint proxy statement and prospectus with the United States Securities and Exchange Commission (the "SEC"). In addition, Monsanto and PNU will be filing a definitive joint proxy statement/prospectus and other relevant documents concerning the merger with the SEC. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov. In addition, documents filed with the SEC by Monsanto will be available free of charge from the Secretary of Monsanto at 800 North Lindbergh Blvd., St. Louis, Missouri 63167, Telephone
(314) 694-3155. Documents filed with the SEC by PNU will be available free of charge from the Corporate Secretary of PNU, 100 Route 206 North, Peapack, NJ 07977, Telephone (888) 768-5501. READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

            Monsanto, its directors, executive officers and certain other members of management and employees may be soliciting proxies from Monsanto stockholders in favor of the merger. Information concerning the participants in the solicitation is set forth in the Current Report on Form 8-K filed by Monsanto with the SEC on January 25, 2000.

            PNU, its directors, executive officers and certain other members of management and employees may be soliciting proxies from PNU stockholders in favor of the merger. Information concerning the participants in the solicitation is included in filings under Rule 425 made by PNU with the SEC on January 27, 2000.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.


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

      (c)   Exhibits.   The following exhibit is filed as part of this report:
            --------

            99.1 Pro forma financial information relating to the proposed merger between Monsanto and PNU.


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

                                     SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 11, 2000

                                       MONSANTO COMPANY


                                       By  /s/ Barbara L. Blackford
                                           -------------------------
                                           Name:  Barbara L. Blackford
                                           Title: Chief Counsel and Assistant
                                                  Secretary


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

                                  EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------
99.1 Pro forma financial information relating to the proposed merger between Monsanto and PNU.


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